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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                          -----------------------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 28, 1998


                              TECH DATA CORPORATION
             (Exact name of registrant as specified in its charter)

            ---------------------------------------------------------


   Florida                        0-14625                           59-1578329
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
Incorporation)


                    5350 Tech Data Drive, Clearwater, Florida  33760
                       (Address of principal executive offices)
                            -------------------------


       Registrant's telephone number, including area code: (727) 539-7429



                                 Not applicable
              (Former name or former address, if changed since last
                                    report.)





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




Item 2.  Acquisition or Disposition of Assets.

On July 28, 1998, pursuant to a Share Purchase Agreement dated June 10, 1998 (the "Agreement"), Tech Data Corporation ("Tech Data" or the "Company") completed the sale of its majority interest in Munich-based subsidiary Macrotron AG ("Macrotron") to Ingram Micro, Inc ("Ingram"). Pursuant to the terms of the Agreement, the effective date of the sale was June 30, 1998. Tech Data acquired its majority interest in Macrotron in July 1997 and owned 99% and 91% of Macrotron's outstanding common and preferred stock, respectively, at the time of the sale. The sale of Macrotron was completed through an exchange of approximately $100 million in cash and the assumption, by Ingram, of approximately $123 million in debt.

Item 7.  Financial Statements and Exhibits.


(a)     Financial statements of business acquired.  - Not applicable

(b)     Pro forma financial information

The following pro forma financial statements are filed with this report:    Page

1.  Unaudited Pro Forma Condensed Consolidated Balance
    Sheet as of April 30, 1998............................................... 6
2.  Unaudited Pro Forma Condensed  Consolidated Statement of Income for the
    three months ended April 30, 1998........................................ 7
3.  Unaudited Pro Forma  Condensed  Consolidated  Statement of Income
    for the twelve months ended January 31, 1998............................. 8


The unaudited pro forma financial information reflects adjustments to the historical financial statements of the Company to give effect to the disposition on July 28, 1998 of the Company's majority interest in Macrotron.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company at April 30, 1998 reflects the financial position of the Company after giving effect to the disposition of Macrotron as discussed in Item 2 as if it had occurred at April 30, 1998. The Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended April 30, 1998 and the year ended January 31, 1998 give retroactive effect to the disposition as if it had occurred at the beginning of the periods presented, and are based upon the operations of the Company for the respective periods.

The following unaudited pro forma financial information has been prepared from and should be read in conjunction with the historical financial statements and related notes thereto of the Company. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the sale been consummated on the date or at the beginning of the period for which the sale is being given effect nor is it necessarily indicative of future operating results or financial position.

         (c)     Exhibits

                  2-B* Share Purchase Agreement dated as of June 10, 1998 by and
                  between  INGRAM  MICRO,   INC.,  as  Acquirer  and  TECH  DATA
                  CORPORATION, as Seller

         ---------

         * Document contains certain confidential information which has been omitted from the attached Exhibit 2-B pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TECH DATA CORPORATION



Dated:  August 12, 1998                    By:      /s/    Jeffery P. Howells
                                              -------------------------------
                                                          Jeffery P. Howells
                                                       Executive Vice President
                                                     and Chief Financial Officer
                                                   (principal financial officer)

                                           By:      /s/    Joseph B. Trepani
                                              ------------------------------
                                                         Joseph B. Trepani
                                                       Senior Vice President
                                                      and Corporate Controller
                                                  (principal accounting officer)

                                    EXHIBIT INDEX


Exhibit Number                         Description

2-B*              Share  Purchase  Agreement  dated  as  of June 10, 1998 by and
                  between  INGRAM  MICRO,   INC.,  as  Acquirer  and  TECH  DATA
                  CORPORATION, as Seller

         * Document contains certain confidential information which has been omitted from the attached Exhibit 2-B pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission..



                     TECH DATA CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 APRIL 30, 1998
                                 (In thousands)



                                                                                              Pro Forma
                                                                            Historical       Adjustments            Pro Forma
                                                                           -----------       -----------            ---------
ASSETS
Current assets:
  Cash and cash equivalents                                                $    1,249          $     -              $    1,249
  Accounts receivable, net                                                    914,837           (135,742)  (a)         779,095
  Inventories                                                                 969,570           (121,430)  (a)         848,140
  Prepaid and other assets                                                     57,399            (12,577)  (a)          44,822
                                                                           ----------          ---------            ----------
    Total current assets                                                    1,943,055           (269,749)            1,673,306
Property and equipment, net                                                   110,792            (10,843)  (a)          99,949
Excess of cost over acquired net assets, net                                   57,088            (51,733)  (a)           5,355
Other assets, net                                                              22,994             (1,558)  (a)          21,436
                                                                           ----------          ---------            ----------
                                                                           $2,133,929          $(333,883)           $1,800,046
                                                                           ==========          =========            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Revolving credit loans                                                   $ 335,053           $(222,563)   (b)      $ 112,490
  Accounts payable                                                           949,580             (77,692)   (a)        871,888
  Accrued expenses                                                           101,877             (35,829)  (a,b)        66,048
                                                                          ----------           ---------            ----------
     Total current liabilities                                             1,386,510            (336,084)            1,050,426
Long-term debt                                                                 8,627                 -                   8,627
                                                                          -----------          ---------            ----------
    Total liabilities                                                      1,395,137            (336,084)            1,059,053
                                                                          ----------           ---------            ----------
Minority interest                                                              3,431              (3,431)  (a)            -
                                                                          ----------           ---------            ----------
Total shareholders' equity                                                   735,361               5,632  (a,b)        740,993
                                                                          ----------           ---------            ----------
                                                                          $2,133,929           $(333,883)           $1,800,046
                                                                          ==========           =========            ==========




             The accompanying Notes to Unaudited Pro Forma Condensed
                        Consolidated Financial Statements
               are an integral part of these financial statements


                     TECH DATA CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED APRIL 30, 1998
                    (In thousands, except per share amounts)


                                                                                            Pro Forma
                                                                        Historical         Adjustments               Pro Forma
                                                                       -----------         -----------              -----------

Net sales                                                               $2,184,366           $(370,996)   (a)        $1,813,370
                                                                        ----------           ---------               ----------
Cost and expenses:
  Cost of products sold                                                  2,044,599            (344,157)   (a)         1,700,442
  Selling, general and administrative expenses                              94,801             (21,850)   (a)            72,951
                                                                        ----------           ---------               ----------
                                                                         2,139,400            (366,007)               1,773,393
                                                                        ----------           ---------               ----------
Operating profit                                                            44,966              (4,989)                  39,977
Interest expense                                                             7,954              (2,279)  (a,b)            5,675
                                                                        ----------           ---------               ----------
Income before income taxes                                                  37,012              (2,710)                  34,302
Provision for income taxes                                                  13,815                (804)  (a,b)           13,011
                                                                        ----------           ---------               ----------
Income before minority interest                                             23,197              (1,906)                  21,291
Minority interest                                                               92                 (92)   (a)              -
                                                                        ----------           ---------               ----------
Net income                                                              $   23,105           $  (1,814)              $   21,291
                                                                        ==========           =========               ==========
Net income per common share:
  Basic                                                                 $      .48                -                  $      .44
                                                                        ==========           =========               ==========
  Diluted                                                               $      .46                -                  $      .42
                                                                        ==========           =========               ==========
Weighted average common shares outstanding:
  Basic                                                                     48,285                -                      48,285
                                                                        ==========           =========               ==========
  Diluted                                                                   50,323                -                      50,323
                                                                        ==========           =========               ==========







             The accompanying Notes to Unaudited Pro Forma Condensed
                        Consolidated Financial Statements
               are an integral part of these financial statements


                     TECH DATA CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED JANUARY 31, 1998
                    (In thousands, except per share amounts)



                                                                                                Pro Forma
                                                                           Historical          Adjustments            Pro Forma
                                                                          -----------          -----------           ----------
Net sales                                                                  $7,056,619           $(661,478)    (c)    $6,395,141
                                                                           ----------           ---------            ----------
Cost and expenses:
  Cost of products sold                                                     6,590,873            (612,005)    (c)     5,978,868
  Selling, general and administrative expenses                                293,108             (39,065)    (c)       254,043
                                                                           ----------           ---------            ----------
                                                                            6,883,981            (651,070)            6,232,911
                                                                           ----------           ---------            ----------
Operating profit                                                              172,638             (10,408)              162,230
Interest expense                                                               29,908              (4,332)   (c,d)       25,576
                                                                           ----------           ---------            ----------
Income before income taxes                                                    142,730              (6,076)              136,654
Provision for income taxes                                                     52,816              (2,182)   (c,d)       50,634
                                                                           ----------           ---------            ----------
Income before minority interest                                                89,914              (3,894)               86,020
Minority interest                                                                 429                (429)    (c)
                                                                           ----------           ---------            ----------
Net income                                                                 $   89,485           $  (3,465)           $   86,020
                                                                           ==========           =========            ==========
Net income per common share:
  Basic                                                                    $     2.00                 -              $     1.92
                                                                           ==========           =========            ==========
  Diluted                                                                  $     1.92                 -              $     1.85
                                                                           ==========           =========            ==========
Weighted average common shares outstanding:
  Basic                                                                        44,715                 -                  44,715
                                                                           ==========           =========            ==========
  Diluted                                                                      46,610                 -                  46,610
                                                                           ==========           =========            ==========




             The accompanying Notes to Unaudited Pro Forma Condensed
                        Consolidated Financial Statements
               are an integral part of these financial statements

                     TECH DATA CORPORATION AND SUBSIDIARIES

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1 - BASIS OF PRESENTATION
------------------------------

     The foregoing Unaudited Pro Forma Condensed Consolidated Financial Statements illustrate the effect of the disposition of Macrotron AG ("Macrotron") by the Company. The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company at April 30, 1998 reflects the financial position of the Company after giving effect to the disposition of Macrotron as if it had occurred at April 30, 1998. The Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended April 30, 1998 and the year ended January 31, 1998 give retroactive effect to the disposition as if it had occurred at the beginning of the periods presented; however, note that Tech Data's purchase of Macrotron on July 1, 1997 results in the removal of six months of operating results based upon the acquisition date and the Company's policy of consolidating Macrotron's results of operations on the basis of a fiscal year that ends on December 31.

NOTE 2 - PRO FORMA BALANCE SHEET ADJUSTMENTS
--------------------------------------------

a)   Reflects   the  disposition  of  net  assets and  liabilities of Macrotron.

b) Reflects the application of the proceeds of the sale, including reduction for the debt assumed by Ingram, recognition of the gain on the sale and the related tax liability. Note that the proceeds are used to reduce the revolving credit loan balance in accordance with the Company's policy of using excess cash to pay down debt.

NOTE 3 - PRO FORMA INCOME STATEMENT ADJUSTMENTS
-----------------------------------------------

a)   Reflects   the  elimination  of  Macrotron's results  of operations for the quarter ended April 30, 1998.

b) Reflects incremental interest expense savings of $232,000 and the related tax effect of $87,000 due to the reduction of indebtedness by the amount of the proceeds from the sale. Reduction in expense calculated based upon the average interest rate on outstanding indebtedness during the period.

c) Reflects the elimination of Macrotron's results of operations for the year ended January 31, 1998.

b) Reflects incremental interest expense savings of $928,000 and the related tax effect of $348,000 due to the reduction of indebtedness by the amount of the proceeds from the sale. Reduction in expense calculated based upon the average interest rate on outstanding indebtedness during the period.